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                                                                  EXHIBIT 10.6



                          REGISTRATION RIGHTS AGREEMENT



        THIS REGISTRATION RIGHTS AGREEMENT is made as of April 1, 1997 by and among CyberMedia Inc., a Delaware corporation (the "Acquiror") and the Shareholders (as defined below).

                                    RECITALS

        WHEREAS, the Acquiror, Walk Softly, Inc., a California corporation, and the shareholders listed on Exhibit A (the "shareholders" are parties to that certain Agreement and Plan of Reorganization (the "Acquisition Agreement") dated as of April __, 1997; and

        WHEREAS, the issuance of Acquiror's Common Stock to the Shareholders in the Acquisition Agreement is conditioned upon the registration rights being extended to the Shareholders,

        NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

        1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

           "Closing Date" shall mean the date of execution of this Agreement and the Acquisition Agreement by the Acquiror and the Shareholders.

           "Commission" shall mean the Securities and Exchange Commission of the United States or any other U.S. federal agency at the time administering the Securities Act.

           "Common Stock" shall mean shares of the Acquiror's Common Stock.

           "Holder" shall mean each of the Shareholders holding Registrable Securities.

           "Other Holders" shall mean holders of Company securities having registration rights pursuant to the Amended and Restated Registration Rights Agreement dated as of July 3, 1996, between Acquiror and the parties thereto.

           "Registrable Securities" means (i) the Common Stock issued pursuant to the Acquisition Agreement and (ii) any shares of Common Stock issued or issuable in respect of such Common Stock upon any stock split, stock dividend, recapitalization, or similar event; provided that none of such shares of Common Stock are, at the time of Holders' exercise of any rights hereunder, subject to a repurchase option in favor of Acquiror. Shares of Common Stock shall only be treated as Registrable Securities if they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (B) sold or, in the opinion of counsel to the Company, are available for sale in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.




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           The terms "register, "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

           "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by the Acquiror in complying with Sections 2 and 3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Acquiror (but not fees and disbursements of special counsel for Holders, if any, that is not also counsel for the Acquiror), Blue Sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Acquiror which shall be paid in any event by the Acquiror).

           "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, or any similar United States federal statute.

           "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by Holders.

        2. COMPANY REGISTRATION.

           (a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

               (i) promptly give to each Holder written notice thereof, and

               (ii) include in such registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting-involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Acquiror, by any Holder,

           (b) Underwriting. If the registration of which the Acquiror gives notice is for a registered public offering involving an underwriting, the Acquiror shall so advise the Holders as a part of the written notice given pursuant to Section 2(a)(i). In such event the right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall, together with the Acquiror and Other Holders, if any, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Acquiror. Notwithstanding any other provision of this Section 2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities and other securities to be included in such registration. The Acquiror shall so advise all Holders and Other Holders and the number of shares that may be included in the




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registration and underwriting by all Holders and Other Holders shall be allocated among them, as nearly as practicable, first, to the Acquiror (or, if applicable, to the holders for whose account the Acquiror is registering the securities), second, among the Other Holders of securities in proportion to the respective amounts of securities proposed to be included in the registration by such Other Holders, and, third, among the Holders in proportion to the number of Registrable Securities proposed to be included in such registration by such Holders. If any Holder or Other Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Acquiror and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

           (c) Right to Terminate Registration. The Acquiror shall have the right to terminate or withdraw any registration initiated by it under this
Section 2 prior to the effectiveness of such registration whether or not any Holder or has elected to include Registrable Securities in such registration.

        3. REGISTRATION ON FORM S-3.

           (a) Request for Registration. If any Holder or Holders request that the Acquiror file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed $500,000, and the Acquiror is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Acquiror shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request. The substantive provisions of Section 2(b) shall be applicable to each registration initiated under this Section 3.

           (b) Limitations. Notwithstanding the foregoing, the Acquiror shall not be obligated to take any action pursuant to this Section 3:(i) in any particular jurisdiction in which the Acquiror would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Acquiror is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) if the Acquiror, within ten (10) days of the receipt of the request of the initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within thirty (30) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), (iii) during the period starting with the date thirty (30) days prior to the Acquiror's estimated date of filing of, and ending on the date six
(6) months immediately following, the effective date of any registration statement pertaining to securities of the Acquiror (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Acquiror is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;
(iv) if the Acquiror shall furnish to such Holder a certificate signed by the President of the Acquiror stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Acquiror or its shareholders for registration




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statements to be filed in the near future. then the Acquiror's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed sixty (60) days from the receipt the request to file such registration by such Holder, provided, however, that the Acquiror shall not utilize this right more than once in any twelve (12) month period, (v) after December 31, 1997 with respect to any Holder who is eligible to sell all of his Registrable Securities Under Rule 144 of the Securities Act within any three (3) month period or (vi) more than once in any twelve (12) month period, and (vi) after the Acquired has effected two (2) registration statements pursuant to this
Section 3.

        4. Expenses of Registration.

           (a) Registration Expenses. The Acquiror shall bear all Registration Expenses incurred in connection with all registrations pursuant to Section 2 and
Section 3.

           (b) Selling Expenses. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and Other Holders shall be borne by the Holders and Other Holders pro rata on the basis of the number of shares so registered.

        5. Registration Procedures. In the case of each registration, qualification or compliance effected by the Acquiror pursuant to this Agreement, the Acquiror will:

           (a) keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof,

           (b) prepare and file with the Commission a registration statement and any amendments thereto with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred twenty (120) days or until the distribution described in the Registration Statement has been completed; and

           (c) furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

        6. Indemnification.

           (a) By Acquiror. The Acquiror will indemnify each Holder with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or




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based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation or alleged violation by the Acquiror of the Securities Act, or the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any rule or regulation promulgated under the Securities Act or the 1934 Act applicable to the Acquiror in connection with any such registration, qualification or compliance, and the Acquiror will reimburse each such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Acquiror will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Acquiror by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein. If the Holders are represented by counsel other than counsel for the Acquiror, the Acquiror will not be obligated under this Section 6(a) to reimburse legal fees and expenses of more than one separate counsel for Holders.

           (b) By Holders. Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Acquiror, each of its directors and officers, each underwriter, if any, of the Acquiror's securities covered by such a registration statement, each person who controls the Acquiror or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Acquiror, such Holders for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Acquiror by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited in an amount equal to the public offering price of the shares sold by such Holder, unless such registration liability arises out of or is based on willful conduct by such Holder.

           (c) Procedures. Each party entitled to indemnification under this
Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in




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such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

        7. Information by Holder. Holders including any Registrable Securities in any registration shall furnish to the Acquiror such information regarding such Holders as shall be necessary to enable the Acquiror to comply with the provisions hereof in connection with any registration, qualification or compliance referred to in this Agreement.

        8. Restrictive Legend. Each certificate representing Registrable Securities shall be stamped or otherwise imprinted with a legend substantially in the following form, in addition to any legend that may now or hereafter be required by the California Department of Corporations or any other state securities law or regulation:

           "THE STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS ON SALE, TRANSFER, AND HYPOTHECATION AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT BETWEEN THE ISSUER CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST. COPIES OF SUCH AGREEMENT ARE ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER CORPORATION AND WILL BE FURNISHED UPON REQUEST TO SUCH REGISTERED HOLDER.

        9. Miscellaneous.

           (a) Governing Law. This Agreement will be governed by and construed under the laws of California as applied to agreements among California residents entered into and to be performed entirely within California.

           (b) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Acquiror and the Holders of a majority of the Registrable Securities, voting as a class. Any amendment or waiver effected in accordance with this paragraph will be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities and the Acquiror.





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           (c) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegally invalid, unenforceable or void, this Agreement shall continue in full force and effect without said provision. In such event, the parties shall negotiate, in good faith, a legal, valid and binding substitute provision which most nearly effects the intent of the parties in entering into this Agreement.

           (d) Notices. All notices to Holders will be mailed by registered or certified mail to the addresses maintained in the Acquiror's records for such Holders. Notices will be effective three (3) days after deposit in the U.S. Mail.

           (e) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

           (f) Titles, Subtitles and Table of Contents. The titles, subtitles and table of contents used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.










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        IN WITNESS WHEREOF. the parties have executed this Registration Rights
Agreement as of the date first above written.

                                       ACQUIROR

                                       CYBERMEDIA, INC.


                                       By:              [SIG]
                                           -------------------------------------
                                       Name:
                                       Title:

                                       SHAREHOLDERS

                                       MARK CARLSON


                                       /s/ [SIG]
                                       -----------------------------------------
                                       MARK KLEIN


                                       /s/ [SIG]
                                       -----------------------------------------
                                       DANA KEEN


                                       FENWICK & WEST



                                       By:  /s/ [SIG]
                                           -------------------------------------
                                       Name:   MICHAEL PATRICK
                                       Title:  Partner




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